[STAMP]                                           AZ. CORP. COMMISSION
Arizona Department of Insurance                            FILED
By: /s/ BARBARA E. LEWIS                          Appr. /s/ CAROLYN LEMON
Title: Compliance Section Manager                 Term
Date: 12/22/95                                    DATE 12-26-95
                                                           0765111-0



               AMENDED AND RESTATED ARTICLES OF INCORPORATION

                      AND ARTICLES OF REDOMESTICATION

                                   OF

                  ANCHOR NATIONAL LIFE INSURANCE COMPANY


         We, the undersigned, acting as incorporatiors for the purpose of redomesticating Anchor National Life Insurance Company, a California corporation, which intends to continue its existence, without interruption, as a corporation organized under the laws of the State of Arizona pursuant to Arizona Revised Statutes 20-231.A, do hereby adopt the following Amended and Restated Articles of Incorporation and Articles of Redomestication for said corporation.


                                  ARTICLE I

         The name of the corporation shall be Anchor National Life Insurance Company.

                                  ARTICLE II

         The corporation was incorporated in the State of California on April 12, 1965.


                                  ARTICLE III

         The existence of the corporation shall be perpetual


                                  ARTICLE IV

         Upon the approval of these Amended and Restated Articles of Incorporation and Articles of Redomestication by the necessary regulatory authorities, Anchor National Life Insurance Company shall be and continue to be possessed of all privileges, franchises and powers to the same extent as if it had been originally incorporated under the laws of the State of Arizona; and all privileges, franchises and powers belonging to said corporation, and all property, real, personal and mixed, and all debts due on whatever account, all Certificates of Authority, agent appointments, and all chooses in action, shall be and the same are hereby ratified, approved, confirmed and assured to Anchor National Life Insurance Company with like effect and to all intents and purposes as if it had been originally incorporated under the laws of the State of Arizona. Said corporation shall be given recognition as a domestic corporation of the State of Arizona from and after April 12, 1965, and as a domestic insurer of the State of Arizona from under the laws of the State of California and authorization to transact insurance business under the laws of the State of Arizona, effective the latter of january 1, 1996 or the date of filing with the Arizona Corporation Commission.

                                  ARTICLE V

         The nature of the business to be transacted and the objects and purposes for which this corporation is organized include the transaction of any and all lawful business for which insurance corporations may be incorporated under the laws of the State of Arizona without limitation, and as said laws may be amended from time to time, and specifically said corporation shall be authorized to transact life insurance, disability insurance and annuities, as defined under Arizona Revised Statutes, Section 20-254, 20-253 and 20-254.01 respectively, together with such other kinds of insurance as the corporation may from time to time be authorized to transact, and to act as a reinsurer of business for which it is duly authorized. Consistent with the applicable federal and state requirements, the Company may issue funding agreements and guaranteed investment contracts as defined under Arizona Revised Statutes, Section 20-208.


                                  ARTICLE VI

         The authorized capital of the corporation shall be $4,000,000, and shall consist of 4,000 shares of voting common stock with a pr value of $1,000.00 per share. No holders of stock of the corporation shall have any preferential right to subscription to any shares or securities convertible into shares of stock of the corporation, nor any right of subscription to any thereof other than such, if any, as the Board of Directors in its discretion may determine, and at such price as the Board of Directors in its discretion may fix; and any shares or convertible securities which the Board of Directors may determine to offer for subscription to the holders of stock at the time existing.

         Nothing herein contained shall be construed as prohibiting the corporation from issuing any shares of authorized but unissued common stock for such consideration as the Board of Directors may determine, provided such issuance is approved by the shareholders of the corporation by a majority of the votes entitled to be cast at any annual or special meeting of shareholders called for that purpose. No such authorized but unissued stock may, however, be issued to the shareholders of the corporation by way of a stock dividend, split-up or in any other manner of distribution unless the same ratable stock dividend, stock split-up or other distribution be declared or made in voting common stock to the holder of such voting common stock at the time outstanding. Each holder of common stock shall be entitled to participate share for share in any cash dividends which may be declared from time to time on the common stock of the corporation by the Board of Directors and to receive pro rata the net assets of the corporation on liquidation.


ARTICLE VII

         The affairs of the corporation shall be conducted by a Board of Directors consisting of not less than five (5) nor more than fifteen (15) directors as fixed by the bylaws, and such officers as said directors may at any time elect or appoint. No officer or director need be a shareholder of this corporation. Ten (10) directors shall constitute the initial Board of Directors. The names and addresses of the persons who are to serve as directors until the next annual meeting of shareholders or until their successors are elected and qualified, and of the persons who are to serve as officers until the next annual meeting of the directors or until their successors are elected and qualify, are:

         Board of Directors

         Eli Broad, Chairman
         1 SunAmerica Center, Century City
         Los Angeles, California  90067-6022

         James Richard Belardi, Director
         1 SunAmerica Center, Century City
         Los Angeles, California  90067-6022

         Lorin Merrill Fife, III, Director
         1 SunAmerica Center, Century City
         Los Angeles, California  90067-6022

         Jana Waring Greer, Director
         1 SunAmerica Center, Century City
         Los Angeles, California  90067-6022

         Susan Louis Harris, Director
         1 SunAmerica Center, Century City
         Los Angeles, California  90067-6022

         Gary Walden Krat, Director
         1 SunAmerica Center, Century City
         Los Angeles, California  90067-6022

         Director (Vacant)
         1 SunAmerica Center, Century City
         Los Angeles, California  90067-6022

         Peter McMillian, Director
         1 SunAmerica Center, Century City
         Los Angeles, California  90067-6022

         Scott Lawrence Robinson, Director
         1 SunAmerica Center, Century City
         Los Angeles, California  90067-6022

         Jay Steven Wintrob, Director
         1 SunAmerica Center, Century City
         Los Angeles, California  90067-6022

         Officers

         Victor Edward Akin, Vice President
         Eli Broad, President and Chief Executive Officer
         James Richard Belardi, Senior Vice President
         Lorin Merrill Fife, III, Senior Vice President, General Counsel and
                 and Assistant Secretary
         Michael Lee Fowler, Vice President
         Nelson Scott Gillis, Senior Vice President and Controller
         Jana Waring Greer, Senior Vice President
         J. Franklin Grey, Vice President
         Susan Louise Harris, Senior Vice President and Secretary
         Keith Bernard Jones, Vice President
         Gary Walden Krat, Senior Vice President
         Michael Lee Lindquist, Vice President
         Edward Poli Nolan, Jr., Vice President
         Gregory Mark Outcalt, Vice President
         Edwin Raquel Reoliquio, Senior Vice President and Actuary
         Scott Harris Richland, Vice President and Treasurer
         Scott Lawrence Robinson, Senior Vice President
         James Warren Rowan, Vice President
         Jay Steven Wintrob, Executive Vice President

         The directors shall have the power to adopt, amend, alter and repeal the Bylaws, to manage the corporate affairs and make all rules and regulations expedient for the management of the affairs of the corporation, to remove any officer and to fill all vacancies occurring in the Board of Directors and offices for any cause, and to appoint from their own number an executive committee and other committees and vest said committees with all the powers permitted by the Bylaws.


                                  ARTICLE VIII


         Subject to the further provisions hereof, the corporation shall indemnify any and all of its existing and former directors and officers and their spouses against all expenses incurred by them and each of them, including but not confined to legal fees, judgements and penalties which may be incurred, rendered or levied in any legal or administrative action brought against any of them, for or on account of any action or omission alleged to have been committed while acting within the scope of employment as a director or officer of the coproration to the fullest extent allowable pursuant to A.R.S. 10-005, et al. as may be amended from time to time. Whenever any such person has grounds to believe that he may incur any such aforementioned expense, he shall promptly make a full report of the matter to the President and the Secretary of the Corporation. Thereafter, the Board of Directors of the corporation shall, within a reasonable time, determine if such person acted, or failed to act, in good faith and in a manner her reasonably believed to be in or not opposed to the best interest of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful, them indemnification shall be mandatory and shall be automatically extended as specified herein, provided, however, that the corporation shall have the right to refuse indemnification, wholly or partially, in any instance in which the person to whom indemnification would otherwise have been applicable shall have unreasonably refused to permit the corporation, at its own expense and through counsel of its own choosing, to defend him in the action, or shall have unreasonable refused to cooperate in the defense of such action.


                                  ARTICLE IX

         All directors of the corporation shall be elected at the annual meeting of the shareholders, which shall be held on the third Thursday of March of each ear or such other date and time as may be determined by the Board of Directors, unless such day falls on a holiday, in which event the regular annual meeting shall be held on the next succeeding business day.


                                  ARTICLE X


         The principal place of business of the corporation shall be located in the City of Phoenix, Maricopa County, Arizona, but it may have other places of business and transact business, and its Board of Directors or shareholders may meet for the transaction of business, at such other place or places within or without the State of Arizona which its Board of Directors may designate.


                                  ARTICLE XI

         The fiscal year of the corporation shall be the calendar year.


                                  ARTICLE XII


         In no event shall the corporation incur indebtedness in excess of the amount authorized by law.


                                  ARTICLE XIII

         The shares of the corporation, when issued, shall be nonassessable, except to the extent required by the Constitution, specifically, but not in limitation thereof, as provided by Article XIV, Section 11 of the Constitution of the State of Arizona and the laws of the State of Arizona.


                                  ARTICLE XIV

         The private property of the shareholders, directors and officers of the corporation shall be forever exempt from debts and obligations of the corporation.

ARTICLE XV

         The Bylaws of the corporation may be repealed, altered amended, or substitute Bylaws may be adopted, by the directors or the shareholders, in accordance with the provisions contained in said Bylaws.


ARTICLE XVI

         J. Michael Low of 2999 North 44th Street, Suite 250, Phoenix, Arizona, 85018, having been a bona fide resident of Arizona for at least three (3) years, is hereby appointed the statutory agent of this corporation in the State of Arizona, upon whom notices and processes, including service of summons, may be served, and which, when so served shall have lawful personal service on the corporation. The board of Directors may revoke this appointment at any time, and shall fill the vacancy in such position whenever one exists.


ARTICLE XVII


         The names and addresses of the incorporators of the corporation are:

         J. Michael Low
         Low & Childers, P.C.
         2999 North 44th Street, Suite 250
         Phoenix, Arizona  85018

         S. David Childers
         Low & Childers, P.C.
         2999 North 44th Street, Suite 250
         Phoenix, Arizona  85018

         Steven R. Henry
         Low & Childers, P.C.
         2999 North 44th Street, Suite 250
         Phoenix, Arizona  85018

         Carrie M. McDonald
         Low & Childers, P.C.
         2999 North 44th Street, Suite 250
         Phoenix, Arizona  85018

         Kathy A. Steadman
         Low & Childers, P.C.
         2999 North 44th Street, Suite 250
         Phoenix, Arizona  85018


All individual incorporators are eighteen (18) years of age or older.

         All powers, duties and responsibilities of the incorporators shall cease at the time of delivery of these Amended and Restated Articles of Incorporation and Articles of Redomestication to the Arizona Corporation Commission for filing.


         IN WITNESS WHEREOF, we hereunto affix our signatures as of the 14th day of December, 1995

/S/J. Michael Low                 /S/S. David Childers
---------------------             ----------------------
J. Michael Low                    S. David Childers


/S/Steven R. Henry                /S/Carrie M. McDonald
---------------------             ----------------------
Steven R. Henry                   Carrie M. McDonald


/S/Kathy A. Steadman
---------------------
Kathy A. Steadman


         Subscribed, sworn to and acknowledged before me this 14th day of December, 1995.

                                  /S/Lori Barbus
                                  (Notary Public)
My commission Expires:
8/15/97

                       APPOINTMENT OF STATUTORY AGENT


         I, J. Michael Low, being a resident of the State of Arizona for at least three (3) years preceding this appointment, do hereby accept appointment as Statutory Agent for Anchor National Life Insurance Company in accordance with the Arizona Revised Statutes until appointment of a successor Statutory Agent and removal.

         DATED, this 14th day of December, 1995.

                                                  /S/J. Michael Low
                                                  ------------------------
                                                     J. Michael Low, Esq.
                                                     Low & Childers, P.C.

STATE OF CALIFORNIA               CHUCK QUACKENBUSH, Insurance Commissioner

DEPARTMENT OF INSURANCE
45 FREMONT STREET
SAN FRANCISCO, CA  94105



December 21, 1995



Mr. Lorin M. Fife, Esq.
Senior Vice President and General Counsel
Anchor National Life Insurance Company
One SunAmerica Center
Century City
Los Angeles, CA  90067-6022

SUBJECT:     Approval of Redomestication of Anchor National Life
             Insurance Company from California to Arizona

Dear Mr. Fife:

With this letter, the redomestication of your company from California to Arizona is hereby approved, pursuant to the authority granted by California Insurance Code Section 709.5. The company's Plan of Redomestication, dated October 5, 1995, is also hereby approved. The effective date of redomestication shall be January 1, 1996.

Pursuant to documents filed with this Department, Susan L. Harris will appear on our records as the agent for service of process upon the company.

Upon completion of the redomestication, please forward to us a true copy of the formal approval granted by the State of Arizona, along with any other necessary documents which may be needed to update our records at that point.

This letter, or a true copy thereof, should be retained among the company's permanent corporate records, since it is the sole evidence of the approval of the effective date of Anchor National's Life redomiciling, until such time as you receive the Amended Certificate of Authority.

If you have any questions, please feel free to contact the undersigned.

Very truly yours,

CHUCK QUACKENBUSH
Insurance Commissioner

By /S/FREDRIC MENDELSOHN
Staff Counsel
(415) 904-9446

FM:ams

cc:      David Saltsman - Anchor National Life
         Steve Ferguson, Sr. Analyst - Arizona Department of Insurance Susan Stapp, Legal Division
         Dan Vasco, Financial Analysis Division
         Kay Park, Financial Analysis Division
         Gloria Munar, CAB
         CAB Corporate Affairs Desk










                             STATE OF ARIZONA

                         DEPARTMENT OF INSURANCE

                                          State of Arizona FILED
                                          Dec. 26, 1995
                                          Department of Insurance
                                          By [illegible]

In the Matter of the     )                Docket No. 95-272
Redomestication of       )
                         )
ANCHOR NATIONAL LIFE     )
INSURANCE COMPANY,       )                ORDER APPROVING
                         )                REDOMESTICATION
         Petitioner.     )
--------------------------

         Anchor National Life Insurance Company ("Anchor National"), NAIC No. 60941, a California domestic insurer, has applied to the Director of Insurance for the State of Arizona ("Director") for approval to change its domicile from California to Arizona. After reviewing the filings, correspondence, and information provided to the Arizona Department of Insurance (("Department"), the Director makes the following findings of fact and conclusions of law and issues the following order:

                 1. Anchor National is a stock life and disability insurer organized in the State of California, and is duly admitted as a life and disability insurer in the State of Arizona. Anchor National is seeking redomestication to Arizona.

                 2. Anchor National has complied with all requirements of law relative to the organization of a domestic insurer and has designated its principal place of business at a place in this state.

                 3. The provisions of A.R.S. 20-231(A) have been complied with and Anchor National is entitled to a certificate of authority to transact insurance in this state and is subject to the authority and jurisdiction of this state.

         NOW, THEREFORE, I, CHRIS HERSTAM, the Director of Insurance, do hereby order that:

                 1. The Application for Redomestication of Anchor National from the State of California to the State of Arizona is approved to be effective January 1, 1996.

                 DATED this 26th day of December, 1995.

                                          /S/ [illegible]
                                          -----------------------
                                          for Chris Herstam
                                          Director of Insurance

COPY of the foregoing mailed/delivered
this 26th day of December, 1995, to:

Charles R. Cohen, Deputy Director
Gregory Y. Harris, Executive Assistant Director
Gary Torticill, Assistant Director
Deloris Williamson, Assistant Director
Nancy Howse, Deputy Chief Analyst
Steven P. Ferguson, Senior Analyst
Scott Greenberg, Business Administrator
Department of Insurance
2910 N. 44th Street, Suite 210
Phoenix, Arizona  85018

J. Michael Low
Low & Childers, P.C.
2999 N. 44th St., Ste. 250
Phoenix, Arizona  85018


Lorin Fife
Senior Vice President/General Counsel
SunAmerica Life Insurance Company
One SunAmerica Center
Century City
Los Angeles, CA  90067-6022

Charles Quackenbush
State of California
Department of Insurance
800 Capitol Mall, Suite 1500
Sacramento, CA  95814

Fredrick Mendelsohn
Staff Counsel
State of California
Department of Insurance
45 Fremont Street
San Francisco, CA  94105

/S/ Charis Crawford
--------------------
Chris Crawford

                 ATTACHMENT TO CERTIFICATE OF DISCLOSURE OF

                   ANCHOR NATIONAL LIFE INSURANCE COMPANY


The undersigned is a member of or employee of Low & Childers, P.C., a law firm with its office located at 2999 North 44th Street, Suite 250, Phoenix, Arizona 85018. It is possible that the undersigned may have acted as incorporator of on or more corporations at the request of and on behalf of the clients of Low & Childers, P.C. With respect to such activity, the undersigned was acting solely in connection with the representation of clients by Low & Childers, P.C. and did not have any beneficial interest in any such corporation nor did the undersigned have any duties or responsibilities with respect to such corporation except in connection with the representation of clients of the law firm or Low & Childers, P.C. It is possible that one or more of such corporations may have been placed in bankruptcy or receivership or had its charter revoked during the time the corporation was being represented by Low & Childers, P.C. or subsequent thereto. In connection with each such corporation, the undersigned would not have been a principal thereof, but would have at most acted as a member or employee of Low & Childers, P.C. in connection with the legal representation thereof.


         It is not possible to determine from the records of the office of Low & Childers, P.C. or from the records of the Arizona Corporation Commission a list of all clients at the office of Low & Childers, P.C. which were involved in bankruptcy or receivership proceedings or charter revocations during the period of time such clients were represented by Low & Childers, P.C. and, with respect to such corporations, to determine whether the undersigned had ever served as an incorporator of any such corporations.

         The above information is applicable solely to the participation of the undersigned, if any, with respect to corporations as to which the undersigned's sole participation was in connection with the representation of a client of Low & Childers, P.C. The above statement does not apply to the participation by the undersigned, if any, if any corporation in which the undersigned owned a proprietary, beneficial, or membership interest greater than 20% or in which the undersigned served as director, officer, trustee or incorporator otherwise than in connection with representations of clients of Low & Childers, P.C.

Date of Signing:

12/14/95                                      /S/ S. David Childers



anchor
cert.dis
10431-104

                 ATTACHMENT TO CERTIFICATE OF DISCLOSURE OF

                   ANCHOR NATIONAL LIFE INSURANCE COMPANY


         The undersigned is a member of or employee of Low & Childers, P.C., a law firm with its office located at 2999 North 44th Street, Suite 250, Phoenix, Arizona 85018. It is possible that the undersigned may have acted as incorporator of on or more corporations at the request of and on behalf of the clients of Low & Childers, P.C. With respect to such activity, the undersigned was acting solely in connection with the representation of clients by Low & Childers, P.C. and did not have any beneficial interest in any such corporation nor did the undersigned have any duties or responsibilities with respect to such corporation except in connection with the representation of clients of the law firm or Low & Childers, P.C. It is possible that one or more of such corporations may have been placed in bankruptcy or receivership or had its charter revoked during the time the corporation was being represented by Low & Childers, P.C. or subsequent thereto. In connection with each such corporation, the undersigned would not have been a principal thereof, but would have at most acted as a member or employee of Low & Childers, P.C. in connection with the legal representation thereof.


         It is not possible to determine from the records of the office of Low & Childers, P.C. or from the records of the Arizona Corporation Commission a list of all clients at the office of Low & Childers, P.C. which were involved in bankruptcy or receivership proceedings or charter revocations during the period of time such clients were represented by Low & Childers, P.C. and, with respect to such corporations, to determine whether the undersigned had ever served as an incorporator of any such corporations.

         The above information is applicable solely to the participation of the undersigned, if any, with respect to corporations as to which the undersigned's sole participation was in connection with the representation of a client of Low & Childers, P.C. The above statement does not apply to the participation by the undersigned, if any, if any corporation in which the undersigned owned a proprietary, beneficial, or membership interest greater than 20% or in which the undersigned served as director, officer, trustee or incorporator otherwise than in connection with representations of clients of Low & Childers, P.C.

Date of Signing:

12/14/95                                      /S/ Carrie M. McDonald



anchor
cert.dis
10431-104

                 ATTACHMENT TO CERTIFICATE OF DISCLOSURE OF

                   ANCHOR NATIONAL LIFE INSURANCE COMPANY


         The undersigned is a member of or employee of Low & Childers, P.C., a law firm with its office located at 2999 North 44th Street, Suite 250, Phoenix, Arizona 85018. It is possible that the undersigned may have acted as incorporator of on or more corporations at the request of and on behalf of the clients of Low & Childers, P.C. With respect to such activity, the undersigned was acting solely in connection with the representation of clients by Low & Childers, P.C. and did not have any beneficial interest in any such corporation nor did the undersigned have any duties or responsibilities with respect to such corporation except in connection with the representation of clients of the law firm or Low & Childers, P.C. It is possible that one or more of such corporations may have been placed in bankruptcy or receivership or had its charter revoked during the time the corporation was being represented by Low & Childers, P.C. or subsequent thereto. In connection with each such corporation, the undersigned would not have been a principal thereof, but would have at most acted as a member or employee of Low & Childers, P.C. in connection with the legal representation thereof.


         It is not possible to determine from the records of the office of Low & Childers, P.C. or from the records of the Arizona Corporation Commission a list of all clients at the office of Low & Childers, P.C. which were involved in bankruptcy or receivership proceedings or charter revocations during the period of time such clients were represented by Low & Childers, P.C. and, with respect to such corporations, to determine whether the undersigned had ever served as an incorporator of any such corporations.

         The above information is applicable solely to the participation of the undersigned, if any, with respect to corporations as to which the undersigned's sole participation was in connection with the representation of a client of Low & Childers, P.C. The above statement does not apply to the participation by the undersigned, if any, if any corporation in which the undersigned owned a proprietary, beneficial, or membership interest greater than 20% or in which the undersigned served as director, officer, trustee or incorporator otherwise than in connection with representations of clients of Low & Childers, P.C.

Date of Signing:

12/14/95                                      /S/ J. Michael Low



anchor
cert.dis
10431-104

                 ATTACHMENT TO CERTIFICATE OF DISCLOSURE OF

                   ANCHOR NATIONAL LIFE INSURANCE COMPANY


         The undersigned is a member of or employee of Low & Childers, P.C., a law firm with its office located at 2999 North 44th Street, Suite 250, Phoenix, Arizona 85018. It is possible that the undersigned may have acted as incorporator of on or more corporations at the request of and on behalf of the clients of Low & Childers, P.C. With respect to such activity, the undersigned was acting solely in connection with the representation of clients by Low & Childers, P.C. and did not have any beneficial interest in any such corporation nor did the undersigned have any duties or responsibilities with respect to such corporation except in connection with the representation of clients of the law firm or Low & Childers, P.C. It is possible that one or more of such corporations may have been placed in bankruptcy or receivership or had its charter revoked during the time the corporation was being represented by Low & Childers, P.C. or subsequent thereto. In connection with each such corporation, the undersigned would not have been a principal thereof, but would have at most acted as a member or employee of Low & Childers, P.C. in connection with the legal representation thereof.


         It is not possible to determine from the records of the office of Low & Childers, P.C. or from the records of the Arizona Corporation Commission a list of all clients at the office of Low & Childers, P.C. which were involved in bankruptcy or receivership proceedings or charter revocations during the period of time such clients were represented by Low & Childers, P.C. and, with respect to such corporations, to determine whether the undersigned had ever served as an incorporator of any such corporations.

         The above information is applicable solely to the participation of the undersigned, if any, with respect to corporations as to which the undersigned's sole participation was in connection with the representation of a client of Low & Childers, P.C. The above statement does not apply to the participation by the undersigned, if any, if any corporation in which the undersigned owned a proprietary, beneficial, or membership interest greater than 20% or in which the undersigned served as director, officer, trustee or incorporator otherwise than in connection with representations of clients of Low & Childers, P.C.

Date of Signing:

12/14/95                                      /S/ Kathy A. Steadman



anchor
cert.dis
10431-104

                 ATTACHMENT TO CERTIFICATE OF DISCLOSURE OF

                   ANCHOR NATIONAL LIFE INSURANCE COMPANY


         The undersigned is a member of or employee of Low & Childers, P.C., a law firm with its office located at 2999 North 44th Street, Suite 250, Phoenix, Arizona 85018. It is possible that the undersigned may have acted as incorporator of on or more corporations at the request of and on behalf of the clients of Low & Childers, P.C. With respect to such activity, the undersigned was acting solely in connection with the representation of clients by Low & Childers, P.C. and did not have any beneficial interest in any such corporation nor did the undersigned have any duties or responsibilities with respect to such corporation except in connection with the representation of clients of the law firm or Low & Childers, P.C. It is possible that one or more of such corporations may have been placed in bankruptcy or receivership or had its charter revoked during the time the corporation was being represented by Low & Childers, P.C. or subsequent thereto. In connection with each such corporation, the undersigned would not have been a principal thereof, but would have at most acted as a member or employee of Low & Childers, P.C. in connection with the legal representation thereof.


         It is not possible to determine from the records of the office of Low & Childers, P.C. or from the records of the Arizona Corporation Commission a list of all clients at the office of Low & Childers, P.C. which were involved in bankruptcy or receivership proceedings or charter revocations during the period of time such clients were represented by Low & Childers, P.C. and, with respect to such corporations, to determine whether the undersigned had ever served as an incorporator of any such corporations.

         The above information is applicable solely to the participation of the undersigned, if any, with respect to corporations as to which the undersigned's sole participation was in connection with the representation of a client of Low & Childers, P.C. The above statement does not apply to the participation by the undersigned, if any, if any corporation in which the undersigned owned a proprietary, beneficial, or membership interest greater than 20% or in which the undersigned served as director, officer, trustee or incorporator otherwise than in connection with representations of clients of Low & Childers, P.C.

Date of Signing:

12/14/95                                      /S/ Steven R. Henry



anchor
cert.dis
10431-104

                    ARIZONA CORPORATION COMMISSION
                         CORPORATIONS DIVISION

Phoenix Address:                          Tucson Address:
 1300 West Washington                      400 West Congress
 Phoenix, Arizona  85007-2929              Tucson, Arizona 85707-1347


                      CERTIFICATE OF DISCLOSURE
                  A.R.S. Sections 10-128 & 10-1084

CHECK APPROPRIATE BOX(ES) A or B                  Anchor National Life
ANSWER "C"                                         Insurance Company
                                                  EXACT CORPORATE NAME
THE UNDERSIGNED CERTIFY THAT:

A. No persons serving either by elections or appointment as officers, [X] directors, incorporators and persons controlling, or holding more than
     10% of the issued and outstanding common shares or 10% of any other proprietary, beneficial or membership interest in the corporation:
     1. Have been convicted of a felony involving a transaction in securities, consumer fraud or antitrust in any state or federal jurisdiction within the seven-year period immediately preceding the execution of this Certificate.
     2. Have been convicted of a felony, the essential elements of which consisted of fraud, misrepresentation, theft by false pretenses, or restraining the trade or monopoly in any state or federal jurisdiction within the seven-year period immediately preceding the execution of this Certificate
     3. Have been or are subject to an injunction, judgment, decree or permanent order of any state or federal court entered within the seven-year period immediately preceding the execution of this Certificate where such injunction, judgment, decree or permanent order:
         (a) Involved the violation of fraud or registration provisions of the securities laws of that jurisdiction; or
         (b) Involved the violation of the consumer fraud laws of that jurisdiction; or
         (c) Involved the violation of the antitrust or restraint of trade laws of that jurisdiction.
B. For any person or persons who have been or are subject to one or more [ ] of the statements in Items A.1 through A.3 above, the following information MUST be attached:
     1.  Full name and prior name(s) used.
     2.  Full birth name
     3.  Present home address.
     4.  Prior addresses (for immediate preceding 7-year period).
     5.  Date and location of birth
     6.  Social Security number.
     7. The nature and description of each conviction or judicial action, date, and location, the court and public agency involved and file or cause number of case.

            STATEMENT OF BANKRUPTCY, RECEIVERSHIP OR REVOCATION
                  A.R.S. Sections 10-128.01 and 10-1083

C. Has any person serving (a) either by election or appointment as an officer, director, trustee or incorporator of the corporation or, (b) major stockholder possessing or controlling any proprietary, beneficial or membership interest in the corporation, served in any such capacity or held such interest in any corporation which has been placed in bankruptcy or receivership or had its charter revoked?
                                                           Yes   No (X)
IF YOUR ANSWER TO THE ABOVE QUESTION IS "YES", YOU MUST ATTACH THE FOLLOWING INFORMATION FOR EACH CORPORATION:
     1.  Name and address of the corporation.
     2.  Full name, including alias and address of each person involved.
     3.  State(s) in which the corporation
         (a) Was incorporated.
         (b) Has transacted business.
     4.  Dates of corporate operation.
     5. A description of the bankruptcy, receivership or charter revocation, including the date, court or agency involved and the file or cause numer of the case.
Under penalties of law, the undersigned incorporators/Officers declare that we have examined this Certificate, including any attachments, and to the best of our knowledge and belief it is true, correct and complete.

BY /S/ S. David Childers  Date 12/14/95
TITLE Incorporator
BY                       DATE
TITLE
                                                        FISCAL DATE:12/31

                    ALL INCORPORATORS MUST SIGN THE INITIAL CERTIFICATE OF DISCLOSURE. (If more than four Incorporators, please attach remaining signatures on a separate sheet of paper.)

                    When initial officers have been elected, an AMENDED Certificate must be filed within sixty (60) days of original filings and must be signed by two (2) executive officers and directors.
C/F 001-Domestic

                   ARIZONA CORPORATION COMMISSION
                       CORPORATIONS DIVISION

Phoenix Address:                          Tucson Address:
 1300 West Washington                      400 West Congress
 Phoenix, Arizona  85007-2929              Tucson, Arizona 85707-1347


                     CERTIFICATE OF DISCLOSURE
                 A.R.S. Sections 10-128 & 10-1084

CHECK APPROPRIATE BOX(ES) A or B                  Anchor National Life
ANSWER "C"                                         Insurance Company
                                                  EXACT CORPORATE NAME
THE UNDERSIGNED CERTIFY THAT:

A. No persons serving either by elections or appointment as officers, [X] directors, incorporators and persons controlling, or holding more than
     10% of the issued and outstanding common shares or 10% of any other proprietary, beneficial or membership interest in the corporation:
     1. Have been convicted of a felony involving a transaction in securities, consumer fraud or antitrust in any state or federal jurisdiction within the seven-year period immediately preceding the execution of this Certificate.
     2. Have been convicted of a felony, the essential elements of which consisted of fraud, misrepresentation, theft by false pretenses, or restraining the trade or monopoly in any state or federal jurisdiction within the seven-year period immediately preceding the execution of this Certificate
     3. Have been or are subject to an injunction, judgment, decree or permanent order of any state or federal court entered within the seven-year period immediately preceding the execution of this Certificate where such injunction, judgment, decree or permanent order:
         (a) Involved the violation of fraud or registration provisions of the securities laws of that jurisdiction; or
         (b) Involved the violation of the consumer fraud laws of that jurisdiction; or
         (c) Involved the violation of the antitrust or restraint of trade laws of that jurisdiction.
B. For any person or persons who have been or are subject to one or more [ ] of the statements in Items A.1 through A.3 above, the following information MUST be attached:
     1.  Full name and prior name(s) used.
     2.  Full birth name
     3.  Present home address.
     4.  Prior addresses (for immediate preceding 7-year period).
     5.  Date and location of birth
     6.  Social Security number.
     7. The nature and description of each conviction or judicial action, date, and location, the court and public agency involved and file or cause number of case.

              STATEMENT OF BANKRUPTCY, RECEIVERSHIP OR REVOCATION
                    A.R.S. Sections 10-128.01 and 10-1083

C. Has any person serving (a) either by election or appointment as an officer, director, trustee or incorporator of the corporation or, (b) major stockholder possessing or controlling any proprietary, beneficial or membership interest in the corporation, served in any such capacity or held such interest in any corporation which has been placed in bankruptcy or receivership or had its charter revoked?
                                                           Yes   No (X)
IF YOUR ANSWER TO THE ABOVE QUESTION IS "YES", YOU MUST ATTACH THE FOLLOWING INFORMATION FOR EACH CORPORATION:
     1.  Name and address of the corporation.
     2.  Full name, including alias and address of each person involved.
     3.  State(s) in which the corporation
         (a) Was incorporated.
         (b) Has transacted business.
     4.  Dates of corporate operation.
     5. A description of the bankruptcy, receivership or charter revocation, including the date, court or agency involved and the file or cause numer of the case.
Under penalties of law, the undersigned incorporators/Officers declare that we have examined this Certificate, including any attachments, and to the best of our knowledge and belief it is true, correct and complete.

BY /S/ Carrie M. McDonald                 BY /S/ Steven R. Henry
         Date 12/14/95                            Date 12/14/95
TITLE Incorporator                        TITLE Incorporator
BY /S/ Kathy A. Steadman                  BY /S/ J. Michael Low
         Date 12/14/95                            Date 12/14/95
TITLE Incorporator                        TITLE Incorporator


                                                        FISCAL DATE:12/31

                    ALL INCORPORATORS MUST SIGN THE INITIAL CERTIFICATE OF DISCLOSURE. (If more than four Incorporators, please attach remaining signatures on a separate sheet of paper.)

                    When initial officers have been elected, an AMENDED Certificate must be filed within sixty (60) days of original filings and must be signed by two (2) executive officers and directors.
C/F 001-Domestic